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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Valassis Communications, Inc. (the "Company"), does hereby certify, to the best of his knowledge and belief that:

     (1) The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or (15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002                        /s/ Alan F. Schultz
                                               ---------------------------------
                                               Alan F. Schultz
                                               Chief Executive Officer



Dated:  August 14, 2002                        /s/ Robert L. Recchia
                                               ---------------------------------
                                               Robert L. Recchia
                                               Executive Vice President and
                                               Chief Financial Officer